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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2002

                          Peoples Financial Corporation
                          -----------------------------
             (Exact name of registrant as specified in its charter)



          Ohio                  0-28838                 34-1822228
------------------------ --------------------- ---------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)




                   211 Lincoln Way East, Massillon Ohio 44646
                   ------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  330-832-7441.
                                                     -------------



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                                    FORM 8-K



Item 5.  Other Events and Regulation FD Disclosure.

         The following is the text of a press release issued by Peoples Financial Corporation on March 14, 2002:

                                  PRESS RELEASE

                              For Immediate Release
                                 March 14, 2002


Massillon, Ohio -- Paul von Gunten, President of Peoples Financial Corporation (Nasdaq SmallCap Market -- "PFFC"), has announced that at the 2002 Annual Meeting of the Shareholders, held on March 13, 2002, the shareholders of PFFC adopted the Agreement and Plan of Merger between PFFC and National Bancshares Corporation. In addition, the regulatory approvals required by the Office of the Comptroller of the Currency and the Federal Reserve Bank of Cleveland have been received and all other required regulatory notifications have been completed. PFFC and National Bancshares expect to close the merger transactions in early April, subject to satisfaction of customary conditions to closing, although no assurance can be provided that the transactions will close.


FOR MORE INFORMATION
Contact Paul von Gunten, President
(330) 832-7441
pepfed@raex.com
www.peoples-federal.com



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date:    March 14, 2002                      PEOPLES FINANCIAL CORPORATION




                                             By: /s/ Paul von Gunten
                                                --------------------
                                                Paul von Gunten
                                                President  and  Chief  Executive
                                                Officer